UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2014

China HGS Real Estate Inc.

(Exact Name of Registrant as Specified in Charter)

Florida	001-34864	33-0961490
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Xinghan Road, 19th Floor Hanzhong City Shaanxi Province, PRC 723000
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (86) 091-62622612

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 29, 2014, China HGS Real Estate, Inc. (the "Company") held the Company’s 2014 Annual Meeting of Stockholders (the “Annual Meeting”). Three items of business were acted upon by the Company’s stockholders at the Annual Meeting. The voting results are as follows:

1. Election of Directors

Nominee	For	Against	Withheld	Broker Non-Votes
Xiaojun Zhu	31,613,415	0	2,656	3,491,069
Shenghui Luo	31,610,084	0	5,987	3,491,069
Yuankai Wen	31,596,571	0	19,500	3,491,069
Christy Young Shue	31,596,976	0	19,095	3,491,069
John Chen	31,590,751	0	25,320	3,491,069

2. Ratification of Friedman LLP as the Company’s Independent Auditors

For	Against	Abstain	Broker Non-Votes
35,072,878	7,918	26,344	-

3.	Advisory Vote on Executive Compensation

For	Against	Abstain	Broker Non-Votes
31,592,161	19,359	4,551	3,491,069

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 29, 2014	China HGS Real Estate Inc.
	By:	/s/Xiaojun Zhu_________________________
Name: Xiaojun Zhu
Title: Chief Executive Officer and Chairman